[LETTERHEAD OF THE CIT GROUP APPEARS HERE]

                                                                     EXHIBIT 4.1

                                                                  April 12, 1996

J.S. OSHMAN AND CO., INC.
OSHMAN SPORTING GOODS CO., ALABAMA
OSHMAN SPORTING GOODS CO., ARIZONA
OSHMAN SPORTING GOODS CO., ARKANSAS
OSHMAN SPORTING GOODS CO., CALIFORNIA
OSHMAN SPORTING GOODS CO., FLORIDA
OSHMAN SPORTING GOODS CO., GEORGIA
OSHMAN SPORTING GOODS CO., HAWAII
OSHMAN SPORTING GOODS CO., KANSAS
OSHMAN SPORTING GOODS CO., LOUISIANA
OSHMAN SPORTING GOODS CO., MINNESOTA
OSHMAN SPORTING GOODS CO., MISSOURI
OSHMAN SPORTING GOODS CO., NEVADA
OSHMAN SPORTING GOODS CO., NEW JERSEY
OSHMAN SPORTING GOODS CO., NEW MEXICO
OSHMAN SPORTING GOODS CO., NEW YORK
OSHMAN SPORTING GOODS CO., OHIO
OSHMAN SPORTING GOODS CO., OKLAHOMA
OSHMAN SPORTING GOODS CO., OREGON
OSHMAN SPORTING GOODS CO., SOUTH CAROLINA
OSHMAN SPORTING GOODS CO., TENNESSEE
OSHMAN SPORTING GOODS CO., TEXAS
OSHMAN SPORTING GOODS CO., UTAH
OSHMAN SPORTING GOODS CO., WASHINGTON
OSHMAN'S SKI SKOOL, INC.
OSHMAN'S SPORTING GOODS, INC. - SERVICES
2302 Maxwell Lane
Houston, TX 77223

Gentlemen:


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We refer to the Financing Agreement among us, dated August 31, 1992, as amended
(herein the "Financing Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

Pursuant to mutual understanding, the Financing Agreement is amended as follows:

1) Subparagraph I of Paragraph 10 of Section 6 of the Financing Agreement is hereby amended (a) by deleting the language "less than $750,000.00" appearing under EBITDA and across from "May 4, 1996 and for the last day in the first quarter of each fiscal year thereafter" and substituting $250,000.00" in lieu thereof; and (b) by deleting the language "less than $4,000,000.00" across from "August 3, 1996 and for the last day in the second quarter of each fiscal year thereafter" and substituting "$3,250,000.00" in lieu thereof.

2) Paragraph 11 of Section 6 of the Financing Agreement is hereby amended by adding the following language at the end of the paragraph:

   "To the extent the Companies do not fully use the Capital Expenditures permitted in the fiscal year ended February 3, 1996, then the amount not so expended may be added to the Capital Expenditures amount permitted for the fiscal year ended February 1, 1997."

Except as otherwise specifically provided herein, no other change in any of the terms or provisions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding, please sign and return to us the enclosed copy of this letter to so indicate.

                                       Very truly yours,

                                       THE CIT GROUP/BUSINESS
                                       CREDIT, INC.

                                       By:    /s/ Pamela Wyniek
                                              ----------------------------------
                                       Title: Assistant Secretary
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Read and Agreed to:

J.S. OSHMAN AND CO., INC.
OSHMAN SPORTING GOODS CO., ALABAMA
OSHMAN SPORTING GOODS CO., ARIZONA
OSHMAN SPORTING GOODS CO., ARKANSAS
OSHMAN SPORTING GOODS CO., CALIFORNIA
OSHMAN SPORTING GOODS CO., FLORIDA
OSHMAN SPORTING GOODS CO., GEORGIA
OSHMAN SPORTING GOODS CO., HAWAII
OSHMAN SPORTING GOODS CO., KANSAS
OSHMAN SPORTING GOODS CO., LOUISIANA
OSHMAN SPORTING GOODS CO., MINNESOTA
OSHMAN SPORTING GOODS CO., MISSOURI
OSHMAN SPORTING GOODS CO., NEVADA
OSHMAN SPORTING GOODS CO., NEW JERSEY
OSHMAN SPORTING GOODS CO., NEW MEXICO
OSHMAN SPORTING GOODS CO., NEW YORK
OSHMAN SPORTING GOODS CO., OHIO
OSHMAN SPORTING GOODS CO., OKLAHOMA
OSHMAN SPORTING GOODS CO., OREGON
OSHMAN SPORTING GOODS CO., SOUTH CAROLINA
OSHMAN SPORTING GOODS CO., TENNESSEE
OSHMAN SPORTING GOODS CO., TEXAS
OSHMAN SPORTING GOODS CO., UTAH
OSHMAN SPORTING GOODS CO., WASHINGTON
OSHMAN'S SKI SKOOL, INC.
OSHMAN'S SPORTING GOODS, INC. - SERVICES

By /s/ A. Lynn Boerner
   --------------------------------------------------
   Title: Vice-President and Chief Accounting Officer